Pilgrim’s Pride Corporation Financial Results for Third Quarter Ended Sep 25, 2016

 Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. Cautionary Notes and Forward-Looking Statements 2

Eggs Sets Up Slightly YTD vs Last Year Source: USDA 3 211,832 190,260 211,576 198,811 200,998 180,000 185,000 190,000 195,000 200,000 205,000 210,000 215,000 1/ 9 1/ 23 2/ 6 2/ 20 3/ 5 3/ 19 4/ 2 4/ 16 4/ 30 5/ 14 5/ 28 6/ 11 6/ 25 7/ 9 7/ 23 8/ 6 8/ 20 9/ 3 9/ 17 10 /1 10 /1 5 10 /2 9 11 /1 2 11 /2 6 12 /1 0 12 /2 4 Th ou sa nd Eg g United States, Selected 19 Poultry Chicken, broiler Sets '11-'15 Range '14 '15 '16 '16 Est '11-'15 Avg

Placements Averaging Mostly Flat vs 2015 Source: USDA 4 174,769 156,050 174,543 162,442 168,915 145,000 150,000 155,000 160,000 165,000 170,000 175,000 180,000 1/ 9 1/ 23 2/ 6 2/ 20 3/ 5 3/ 19 4/ 2 4/ 16 4/ 30 5/ 14 5/ 28 6/ 11 6/ 25 7/ 9 7/ 23 8/ 6 8/ 20 9/ 3 9/ 17 10 /1 10 /1 5 10 /2 9 11 /1 2 11 /2 6 12 /1 0 12 /2 4 Th ou sa nd H ea d United States, Selected 19 Poultry Chicken, broiler Placed '11-'15 Range '14 '15 '16 '16 Est '11-'15 Avg

Benign Layer Flock Supportive of Modest Growth in Production Source: USDA 5

Jumbo Bird Accounting For Larger Share Source: USDA 6

 Hatching layers fell in Sep and remain flat YTD from a year ago.  Pullet placements declined 18% in Sep, and YTD are now better reflecting changes in layer flock size. Hatching Layers Remain Flat YTD, Placements Lower in Sep Source: USDA 7

Cold Storage Levels Slowly Declining Source: USDA  Overall inventories 3.9% lower than 2015 levels. Leg Quarters continue to remain lower year on year driven by strong exports. 8

Cutout Values Remain Ahead of 2015 while Contracts Still Firm Source: PPC 9 Cutout Value

Leg Quarters Improved vs 2015, Other Parts In-line with Normal Seasonality Source: USDA 10

Corn Stocks at Record High Levels  Global stocks hitting record high levels as harvest remains plentiful.  2016 stocks-to-use global inventories have backed off slightly compared to historically high in 2015 but still elevated. Source: USDA 11

Global Soybean Inventories Increasing  Global inventories of soybeans remain high and above 2015 levels.  Demand for oilseed products estimated to narrow slightly in 2016. Source: USDA 12

Third Quarter 2016 Financial Review  Respectable Q3 performance: MX environment weaker Q/Q but consistent with seasonality; synergy capture on track. U.S. solid but impacted by downtime due to slower than expected ramp at largest PF plant.  SG&A also positively impacted by MX synergies.  Adjusted Q3-16 EBITDA below Q3-15 because of PF plant overhang however Fresh remains solid. Main Indicators ($M) Q3-16 Q3-15 Net Revenue 2,031.7 2,112.5 Gross Profit 210.2 284.5 SG&A 46.4 53.4 Operating Income 163.8 231.1 Net Interest 11.8 10.2 Net Income 98.7 137.1 Earnings Per Share (EPS) 0.39 0.53 Adjusted EBITDA* 210.8 274.3 Adjusted EBITDA Margin* 10.4% 13.0% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $M U.S. MX Net Revenue 1,724.6 307.1 Operating Income 141.2 22.6 Operating Income Margin 8.2% 7.4% 13 Source: PPC

Balance Sheet Strong, With Plenty of Room for Strategic Investments Source: PPC  Cash Flow From Operations generation of $242MM in the quarter.  Net debt multiple remains low at 1.05x LTM EBITDA, despite $700MM special dividend payment paid in Q2. 14 307.1 307.1

Third Quarter 2016 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets. 15

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 16

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Source: PPC 17 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 25, 2016 September 27, 2015 September 25, 2016 September 27, 2015 (In thousands) Net income $ 98,527 $ 137,095 $ 369,580 $ 582,912 Add: Interest expense, net 11,834 10,182 34,039 23,784 Income tax expense (benefit) 51,060 73,153 192,062 313,751 Depreciation and amortization 45,772 41,415 134,455 116,485 Minus: Amortization of capitalized financing costs 970 1,119 2,859 2,708 EBITDA 206,223 260,726 727,277 1,034,224 Add: Foreign currency transaction losses (gains) 4,142 12,773 (837) 23,806 Restructuring charges 279 792 279 5,605 Minus: Net income (loss) attributable to noncontrolling interest (130) 33 (334) 146 Adjusted EBITDA $ 210,774 $ 274,258 $ 727,053 $ 1,063,489

Appendix: Reconciliation of LTM EBITDA Source: PPC The summary unaudited consolidated income statement data for the twelve months ended September 25, 2016 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the nine months ended September 27, 2015 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 27, 2015 and (2) the applicable audited consolidated income statement data for the nine months ended September 25, 2016. 18 PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended LTM Ended December 27, 2015 March 27, 2016 June 26, 2016 September 25, 2016 September 25, 2016 (In thousands) Net income $ 63,050 $ 118,011 $ 153,042 $ 98,527 $ 432,630 Add: Interest expense, net 10,091 11,340 10,865 11,834 44,130 Income tax expense (benefit) 33,045 62,604 78,398 51,060 225,107 Depreciation and amortization 42,490 42,391 46,293 45,772 176,946 Minus: Amortization of capitalized financing costs 930 928 962 970 3,790 EBITDA 147,746 233,418 287,636 206,223 875,023 Add: Foreign currency transaction losses (gains) 2,134 (235) (4,744) 4,142 1,297 Restructuring charges — — — 279 279 Minus: Net income (loss) attributable to noncontrolling interest (98) (360) 156 (130) (432) Adjusted EBITDA $ 149,978 $ 233,543 $ 282,736 $ 210,774 $ 877,031

Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin

(Unaudited)	Thirteen Weeks Ended September 25, 2016	Thirteen Weeks Ended September 27, 2015	Thirty-Nine Weeks Ended September 25, 2016	Thirty-Nine Weeks Ended September 27, 2015	Thirteen Weeks Ended September 25, 2016	Thirteen Weeks Ended September 27, 2015	Thirty-Nine Weeks Ended September 25, 2016	Thirty-Nine Weeks Ended September 27, 2015
	(In thousands)							
Net income from continuing operations	$ 98,527	$ 137,095	$ 369,580	$ 582,912	4.85 %	6.49 %	6.14 %	9.37 %
Add:								
Interest expense, net	11,834	10,182	34,039	23,784	0.58 %	0.48 %	0.57 %	0.38 %
Income tax expense (benefit)	51,060	73,153	192,062	313,751	2.51 %	3.46 %	3.19 %	5.04 %
Depreciation and amortization	45,772	41,415	134,455	116,485	2.25 %	1.96 %	2.23 %	1.87 %
Minus:								
Amortization of capitalized financing costs	970	1,119	2,859	2,708	0.05 %	0.05 %	0.05 %	0.04 %
EBITDA	206,223	260,726	727,277	1,034,224	10.15 %	12.34 %	12.08 %	16.63 %
Add:								
Foreign currency transaction losses (gains)	4,142	12,773	(837)	23,806	0.20 %	0.60 %	(0.01)%	0.38 %
Restructuring charges	279	792	279	5,605	0.01 %	0.04 %	— %	0.09 %
Minus:								
Net income (loss) attributable to noncontrolling interest	(130)	33	(334)	146	(0.01)%	— %	(0.01)%	— %
Adjusted EBITDA	$ 210,774	$ 274,258	$ 727,053	$ 1,063,489	10.37 %	12.98 %	12.07 %	17.10 %
Net Revenue:	$ 2,031,721	$ 2,112,529	$ 6,022,973	$ 6,219,324	$ 2,031,721	$ 2,112,529	$ 6,022,973	$ 6,219,324

19

Source: PPC

Appendix: Reconciliation of Adjusted Earnings Source: PPC A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: 20 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 25, 2016 September 27, 2015 September 25, 2016 September 27, 2015 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's Pride Corporation $ 98,657 $ 137,062 $ 369,914 $ 582,766 Loss on early extinguishment of debt — — — 68 Foreign currency transaction losses (gains) 4,142 12,773 (837) 23,806 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) 102,799 149,835 369,077 606,640 Weighted average diluted shares of common stock outstanding 254,920 259,503 255,037 259,765 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) per common diluted share $ 0.40 $ 0.58 $ 1.45 $ 2.34

Appendix: Adjusted EPS Bridge Source: PPC A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: 21 PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 25, 2016 September 27, 2015 September 25, 2016 September 27, 2015 (In thousands, except per share data) GAAP EPS $ 0.39 $ 0.53 $ 1.45 $ 2.24 Loss on early extinguishment of debt — — — — Foreign currency transaction losses (gains) 0.02 0.05 — 0.09 Adjusted EPS $ 0.40 $ 0.58 $ 1.45 $ 2.34 Weighted average diluted shares of common stock outstanding 254,920 259,503 255,037 259,765

Appendix: Net Debt / Cash Position Reconciliation Source: PPC Net debt is defined as total long term debt less current maturities, plus current maturities of long term debt and notes payable, minus cash, cash equivalents and investments in available-for-sale securities. Net debt is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows: 22 PILGRIM'S PRIDE CORPORATION Reconciliation of Net Debt (Unaudited) December 29, 2013 December 28, 2014 December 27, 2015 September 27, 2015 September 25, 2016 (In thousands) Long term debt, less current maturities $ 501,999 $ 3,980 $ 985,509 $ 1,000,398 $ 1,004,840 Add: Current maturities of long term debt and notes payable 410,234 262 28,812 5,971 92 Minus: Cash and cash equivalents 508,206 576,143 439,638 396,719 85,994 Minus: Available-for-sale securities 96,902 — — — — Net debt (cash position) $ 307,125 $ (571,901) $ 574,683 $ 609,650 $ 918,938

Appendix: Segment and Geographic Data Source: PPC 23 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data Thirteen Weeks Ended Thirty-Nine Weeks Ended September 25, 2016 September 27, 2015 September 25, 2016 September 27, 2015 (Unaudited) (In thousands) Sources of net sales by country of origin: US: $ 1,724,625 $ 1,798,375 $ 5,072,351 $ 5,479,992 Mexico: 307,096 314,154 950,622 739,332 Total net sales: $ 2,031,721 $ 2,112,529 $ 6,022,973 $ 6,219,324 Sources of cost of sales by country of origin: US: $ 1,545,163 $ 1,552,282 $ 4,470,387 $ 4,511,158 Mexico: 276,365 275,727 818,748 614,554 Elimination: (24) (24) (72) (72) Total cost of sales: $ 1,821,504 $ 1,827,985 $ 5,289,063 $ 5,125,640 Sources of gross profit by country of origin: US: $ 179,462 $ 246,093 $ 601,964 $ 968,836 Mexico: 30,731 38,427 131,874 124,777 Elimination: 24 24 72 71 Total gross profit: $ 210,217 $ 284,544 $ 733,910 $ 1,093,684 Sources of operating income by country of origin: US: $ 141,194 $ 203,755 $ 480,278 $ 833,193 Mexico: 22,604 27,353 108,857 103,854 Elimination: 24 24 72 71 Total operating income: $ 163,822 $ 231,132 $ 589,207 $ 937,118